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                       SUPPLEMENT DATED OCTOBER 25, 2001

                                       TO

                                 iSHARES, INC.

                                   PROSPECTUS

                             DATED JANUARY 2, 2001

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus of iShares, Inc., dated January 2, 2001.

Special Meeting of Shareholders

     iShares, Inc. has filed preliminary proxy materials for a special meeting of shareholders to be held on or about December 19, 2001 at which shareholders of record at the close of business on September 26, 2001 are eligible to vote. Among the matters that iShares, Inc.'s Board of Directors has recommended for approval to shareholders of record on the record date are:

     * the election of six Directors to the Board of Directors of the Company, each of whom will serve until his respective successor is elected and qualified (all shareholders);

     * the approval of a new advisory agreement with Barclays Global Fund Advisors which effects a change to the fee structure but which does not affect the net advisory fee or the total expenses payable by any Index Fund (all shareholders);

     * the approval of a change to the Company's fundamental investment policy to permit each Index Fund to invest 25% or more of its total assets in a single issuer (all shareholders);

     * the approval of a change to the Company's fundamental investment policy with respect to industry concentration (all shareholders); and

     * the approval of a change of the iShares MSCI Japan Index Fund and the iShares MSCI United Kingdom Index Fund from diversified to non-diversified (holders of the iShares MSCI Japan Index Fund only).

Changes in the MSCI Indices

     Morgan Stanley Capital International Inc. (MSCI), the compiler of the benchmark indices utilized by each of the Index Funds, has announced significant methodology changes to all of its equity indices. According to MSCI, the methodology will change as follows:

     * Index constituents with free-float (generally, shares not held by affiliates) greater than 15% will be included at their actual float level, rounded up to the nearest 5%.

     * Target market coverage will be increased from the current 60% of the total market capitalization to 85% of the float-adjusted market capitalization within each industry group and within each country.
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     *    The changes to the MSCI Indices will occur in two stages, on November
          30, 2001 and May 31, 2002. MSCI is currently publishing index constituents and their inclusion factors based on the new methodology and has been calculating and disseminating the indices that utilize the new methodology, called "Provisional Indices" since May 31, 2001. MSCI advises that the Provisional Indices will be calculated alongside MSCI's existing indices until May 31, 2002, on which the Provisional Indices will replace the existing indices and become the definitive MSCI Indices.

     Based on the recommendation of the Investment Advisor, the Board of Directors of iShares, Inc. determined that it was in the best interests of each Index Fund to implement the Provisional Indices as the new benchmark indices of the Index Funds during a transition period commencing June 1, 2001. All of the transitions were completed by June 30, 2001 and each Index Fund has been using the appropriate Provisional Index as its benchmark for purposes of its investment objective since the date it completed such transition.

Changes in the Malaysian Capital Controls

     The Company understands, based on publicly available information, that the Finance Ministry of Malaysia has abolished, effective May 2, 2001, the exit levy of 10% that had applied to profits repatriated by foreign entities. Accordingly, the iShares MSCI Malaysia (Free) Index Fund no longer will be required under the Malaysian capital controls to pay a profits levy when it sells Malaysian securities in its portfolio and repatriates the proceeds (e.g., in connection with redemptions).

     The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders.